EXHIBIT 32

CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of BCSB Bancorp, Inc. (the “Company”) hereby certify that this Annual Report on Form 10-K for the year ended September 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

By:	/s/ Joseph J. Bouffard
Name:	Joseph J. Bouffard
Title:	President and Chief Executive Officer

By:	/s/ Anthony R. Cole
Name:	Anthony R. Cole
Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Date: December 22, 2009